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                                                                    EXHIBIT 99.8

                                     FORM OF

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                        PERSONNEL GROUP OF AMERICA, INC.


         The undersigned, Larry Enterline, certifies that he is the Chief Executive Officer of Personnel Group of America, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), and does hereby further certify as follows:

         1. The name of the Corporation is Personnel Group of America, Inc. and the Corporation was originally incorporated under the name Personnel Group of America, Inc.

         2. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 7, 1995 and the original restated certificate of incorporation of the Corporation (the "Original Restated Certificate of Incorporation") was filed with the Secretary of State of the State of Delaware on July 28, 1995.

         3. This Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the "Board of Directors") and by the stockholders of the Corporation in accordance with Sections 242 and 245 of the GCL.

         4. This Restated Certificate of Incorporation restates and integrates and further amends the Original Restated Certificate of Incorporation, as heretofore amended or supplemented.

         5. Upon the filing (the "Effective Time") of this Restated Certificate of Incorporation pursuant to the GCL, and without further action on the part of the Corporation or its stockholders: (a) each share of Common Stock, par value $0.01 per share, of the Corporation shall be combined on a basis of 1 share for every 25 shares (the "Reverse Stock Split"); (b) the par value of each share of Common Stock, par value $0.01 per share, shall be restated to $0.01 per share;
(c) each 25 shares of Common Stock, par value $0.01 per share, outstanding shall be deemed to represent one share of Common Stock, par value $0.01 per share; and
(d) all fractional shares resulting from the foregoing shall be eliminated and each holder thereof shall be entitled to receive a cash payment equal to such holder's fraction of a share of Common Stock, par value $0.01 per share, multiplied by $____ per share. Each certificate that theretofore represented a share or shares of Common Stock (the "Original Share Number") shall thereafter represent that number of shares of Common Stock equal to the quotient resulting from the division of the Original Share Number by 25, rounded down to the nearest whole number, plus cash in respect of any fractional number of shares resulting from the Reverse Stock Split as calculated in accordance with clause
(d) of the preceding sentence.

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         6. The text of the Original Restated Certificate of Incorporation is
hereby amended and restated to read in its entirety as follows:

         First. The name of the corporation is Venturi Partners, Inc. (the "Corporation").

         Second. The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Company, The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         Third. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the "GCL").

         Fourth.

                  (a) Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred million (100,000,000), of which ninety-five million (95,000,000) shares, par value $0.01 per share, shall be designated as "Common Stock" and five million (5,000,000) shares, par value $0.01 per share, shall be designated as "Preferred Stock". Subject to the terms of any serial designations for any series of Preferred Stock, the number of authorized shares of Common Stock or any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereafter enacted.

                  (b) Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of each class of the Common Stock are as follows:

                      (i) No Cumulative Voting. The holders of shares of Common Stock shall not have cumulative voting rights.

                      (ii) Dividends; Stock Splits. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

                      (iii) Liquidation, Dissolution, Etc. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at

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         the time be outstanding, in proportion to the number of shares held by them, respectively.

                      (iv) Merger, Etc. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of each share of Common Stock shall be entitled to receive the same per share consideration on a per share basis.

                      (v) No Preemptive Or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

                      (vi) Power To Sell And Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

                  (c) Preferred Stock. Shares of Preferred Stock may be issued in one or more series from time to time by the Board of Directors, and the Board of Directors is expressly authorized to fix for each such class or series such voting powers, full or limited, or no voting powers and such designations, preferences and relative participating optional or other special rights and such qualifications, limitations and restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, in each case subject to the terms of this Restated Certificate of Incorporation including without limitation the following:

                      (i) the distinctive serial designation of such series which shall distinguish it from other series;

                      (ii) the number of shares included in such series;

                      (iii) the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;

                      (iv) whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

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                      (v) the amount or amounts which shall be payable out of
         the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;

                      (vi) the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;

                      (vii) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                      (viii) whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto; and

                      (ix) whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so the terms of such voting rights.

         Fifth. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                  (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

                  (b) The Board of Directors shall consist of not less than seven (7) nor more than nine (9) members, the exact number of which shall be fixed from time to time in the manner provided in the By-Laws of the Corporation, as amended from time to time (the "By-Laws"). The number of directors constituting the Board of Directors shall be fixed at seven (7) as of the date hereof. Election of directors need not be by written ballot unless the By-Laws so provide.

                  (c) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by

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the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

         Sixth. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. If the GCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GCL, as so amended. Any repeal or modification of this Article Sixth shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         Seventh. The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article Seventh shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

         The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article Seventh to directors and officers of the Corporation.

         The rights to indemnification and to the advance of expenses conferred in this Article Seventh shall not be exclusive of any other right which any person may have or hereafter acquire under this Restated Certificate of Incorporation, the By-Laws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

         Any repeal or modification of this Article Seventh shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

         Eighth. Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

         Ninth. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have concurrent power with the

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stockholders to adopt, amend, alter, add to or repeal the By-Laws.
Notwithstanding any other provision of this Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), for so long as there is a Significant Holder, either (i) the approval of the Board of Directors, including the affirmative vote of at least one of the persons designated as nominees by the Significant Holder prior to their election to the Board of Directors and in accordance with the terms of the By-Laws ("Significant Holder Designees"), or (ii) the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the shares entitled to vote generally in the election of directors shall be required to amend, alter, add to or repeal the By-Laws (including by merger, consolidation, recapitalization or otherwise).

         Tenth. The Corporation hereby elects not to be governed by Section 203 of the GCL pursuant to Section 203(b)(3) therein.

         Eleventh. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Restated Certificate of Incorporation, the By-Laws or the GCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), for so long as there is a Significant Holder:

                  (a) subject to the following paragraph (b), either (i) the recommendation or approval of the Board of Directors, including the recommendation or affirmative vote of at least one of the Significant Holder Designees, or (ii) the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the shares entitled to vote generally in the election of directors, shall be required to amend, alter, change or repeal any provision of this Restated Certificate of Incorporation or to adopt any provisions inconsistent with the purpose and intent thereof (including by merger, consolidation, recapitalization or otherwise); and

                  (b) the approval or affirmative vote of (i) any and each Five Percent Holder and (ii) the Board of Directors by a vote of at least eighty percent (80%) of the entire Board of Directors shall be required to amend, alter, change or repeal Article Twelfth or to adopt any provisions inconsistent with the purpose and intent of Article Twelfth hereof (including by merger, consolidation, recapitalization or otherwise) but excluding any amendment, alteration, change or repeal in connection with a merger, consolidation or similar transaction with an entity that is not a Significant Holder or Controlled or Controlling Affiliate thereof or a Subsidiary of the Corporation and that has the result of causing the stockholders of the Corporation immediately prior to such transaction to beneficially own less than fifty percent (50%) of the voting power of the shares entitled to vote generally in elections of directors of the Corporation or the corporation surviving or resulting from such transaction and less than fifty percent (50%) of the outstanding shares of Common Stock or common stock of the surviving or resulting corporation.

         Twelfth.

                  (a) Control Transactions.

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                      (i) In addition to any affirmative vote required by law or this Restated Certificate of Incorporation or the By-Laws, and except as otherwise expressly provided in Section (a)(ii) of this Article Twelfth, a Control Transaction shall require the affirmative vote of not less than fifty percent (50%) of the votes actually cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single-class, excluding Voting Stock beneficially owned by any Significant Holder, or any Controlled or Controlling Affiliate thereof, proposing to effect the Control Transaction. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

                      (ii) The provisions of Section (a)(i) of this Article Twelfth shall not be applicable to any particular Control Transaction, and such Control Transaction shall require only such affirmative vote, if any, as is required by law or by any other provision of this Restated Certificate of Incorporation or the By-Laws, or any applicable rule or listing standard of any securities exchange or market on which any of the Corporation's securities are listed or approved for trading, if all of the conditions specified in either of the following paragraphs (A) or (B) are met (any Control Transaction that satisfies the conditions in paragraphs (A) or (B) or in Section (a)(i) of this Article Twelfth being, an "Approved Control Transaction"):

                           A   Prior to the consummation of the Control
                  Transaction, it shall have been approved by the Board of Directors by a vote of at least eighty percent (80%) of the entire Board of Directors.

                           B   Prior to consummating the Control Transaction,
                  the Significant Holder, or any Controlled or Controlling Affiliate thereof, proposing to effect such a Control Transaction shall have made an offer to all of the holders of shares of the class of Capital Stock the acquisition of which by a Significant Holder, or any Controlled or Controlling Affiliate thereof, would give rise to the proposed Control Transaction (the "Target Stock") and on a proportionate basis to all holders of shares of any class of Capital Stock that is convertible into or exchangeable for Target Stock or into or for which Target Stock is convertible or exchangeable, for the purchase of any or all of such shares ("Qualifying Offer"), which offer remains open for at least twenty (20) business days and otherwise complies with the rules and regulations of the Securities Exchange Act of 1934, as amended (the "Act") and which offer is made for consideration that is at least equal to or greater than any other consideration to be paid by the Significant Holder, or the Controlled or Controlling

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                  Affiliate, for Voting Stock to be acquired in the Control
                  Transaction or that was paid by the Significant Holder, or the Controlled or Controlling Affiliate, for Voting Stock during the one hundred and eighty (180) days preceding the commencement of the Qualifying Offer; provided that any such Control Transaction shall be consummated within ninety (90) days of the expiration of the Qualifying Offer.

                      (iii) Anything to the contrary herein notwithstanding, the provisions of this Article Twelfth shall not apply to any transaction following the consummation of an Approved Control Transaction.

                  (b) Related-Party Transactions. In addition to any affirmative vote required by law or this Restated Certificate of Incorporation or the By-Laws, a Related-Party Transaction shall require the approval or affirmative vote of (i) any and each Five Percent Holder prior to the consummation of such Related-Party Transaction and (ii) the Board of Directors by a vote of at least eighty percent (80%) of the entire Board of Directors prior to the consummation of such Related-Party Transaction. Such affirmative vote or approval shall be required notwithstanding the fact that no vote may be required, or that a lesser or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

                  (c) The following definitions shall apply with respect to this Restated Certificate of Incorporation:

                      (i) The term "Control Transaction" shall mean:

                          A   The acquisition in one or a series of transactions
                  by a Significant Holder, or any Controlled or Controlling Affiliate thereof, of shares of any class or series of Capital Stock that has the effect of causing such Significant Holder to increase its beneficial ownership to seventy-five percent (75%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or

                          B   any reclassification of securities (including any
                  reverse stock split), or recapitalization of the Corporation (including any stock repurchases by the Corporation), or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving a Significant Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Significant Stockholder, such that after giving effect to such reclassification,

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                  recapitalization or other transaction, a Significant Holder will beneficially own seventy-five percent (75%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock.

                      (ii) The term "Related-Party Transaction" shall mean:

                          A   a liquidation or dissolution of the Corporation
                  that is voted for or consented to by any Related Party, or any Controlled or Controlling Affiliate thereof, that immediately prior to such transaction beneficially owns more than fifty percent (50%) of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or

                          B   any sale of assets of the Corporation or any
                  material Subsidiary to, or any acquisition of assets from or share subscription in, a Related Party, or any Controlled or Controlling Affiliate thereof, directly or indirectly and in any transaction or series of related transactions, the value of which in each case exceeds $5 million; or

                          C   any merger, statutory share exchange or
                  consolidation involving the Corporation or any Subsidiary, directly or indirectly and in any transaction or series of related transactions, the value of which in each case exceeds $5 million, with any Related Party or any Controlled or Controlling Affiliate thereof; or

                          D   any merger, statutory share exchange or
                  consolidation involving the Corporation or any Subsidiary, directly or indirectly and in any transaction or series of related transactions, the value of which in each case exceeds $5 million and pursuant to which any Related Party, or any Controlled or Controlling Affiliate thereof, is entitled to receive consideration in respect of its securities that is different in form (including, as different in form, the retention by some stockholders of their existing securities, while other stockholders of the same class are not so retaining their existing securities) or amount from that offered to other holders of the same class of securities (excluding ancillary arrangements or rights entailing no monetary payments other than for reasonable third-party legal fees, out-of-pocket expense reimbursement and indemnification for the benefit of a Related Party or its Controlled or Controlled Affiliates for liabilities in respect

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                  of which other holders of the same class have no liability);
                  or

                          E   any other transaction or series of related
                  transactions, the value of which in each case exceeds $5 million, between or among the Corporation and/or any Subsidiary, on the one hand, and any Related Parties or any Controlled or Controlling Affiliates thereof, on the other hand (other than a subscription for shares of the Corporation by any Related Party or any Controlled or Controlling Affiliate thereof, pursuant to a rights offering made available to all holders of Common Stock on a pro rata basis and for the same amount and form of consideration and otherwise on substantially the same terms and conditions).

                      (iii) The term "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under Article Fourth of this Certificate of Incorporation; and the term "Voting Stock" shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

                      (iv) The term "Significant Holder" shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciaries with respect to any such plan when acting in such capacity) who, individually or as a member of a group within the meaning of Rule 13d-5 under the Act, is the beneficial owner of Voting Stock representing twenty percent (20%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock;

                      (v) A person shall be a "beneficial owner" of any Capital Stock (A) which such person or any of its Controlled or Controlling Affiliates owns, directly or indirectly; (B) which such person or any of its Controlled or Controlling Affiliates has, directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversation rights, exchange rights, warrants or options or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (C) which are owned, directly or indirectly, by any other person with which such person or any of its Controlled or Controlling Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is a Significant Holder pursuant to paragraph (c)(iv) of this Article Twelfth or a Controlled or Controlling Affiliate pursuant to paragraph (c)(vi) of this Article Twelfth, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person

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         through application of this paragraph (c)(v) of this Article Twelfth, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                      (vi) The term "Controlled or Controlling Affiliate" shall mean with respect to a specified person, a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified; provided that the Corporation and its Subsidiaries shall not, and the executive officers or directors of the Corporation or any of its Subsidiaries shall not, solely as a result of holding such office, be deemed a "Controlled or Controlling Affiliate" of a Significant Holder; and provided, further, that for purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") shall mean the possession direct or indirect, of the power to direct or cause the direction of the management and policies of a person through the ownership of more than fifty percent (50%) of the voting securities of such person or the ability to otherwise designate a majority of the board of directors or managers of such person.

                      (vii) The term "Subsidiary" means any company or other entity of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, that for the purposes of the definition of Significant Holder set forth in paragraph
         (c)(iv) of this Article Twelfth, the term "Subsidiary" shall mean only a company of which a majority of each class of equity security is beneficially owned by the Corporation.

                      (viii) The term "Five Percent Holder" means any person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciaries with respect to any such plan when acting in such capacity) who, as of the record date (if any) established for any applicable transaction or vote (or if there is no record date, as of the date of consummation of the transaction) and based on the most recent reports or disclosures filed publicly under the Act, individually or as a member of a group within the meaning of Rule 13d-5 under the Act, is the beneficial owner of Voting Stock representing five percent (5%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; provided that for purposes of this definition only, a person who reports or discloses beneficial ownership as a member of a group or by virtue of a relationship with other persons with respect to the Voting Stock, shall not be deemed to beneficially own any shares of Voting Stock held by persons beneficially owning Voting Stock representing two percent (2%) or less of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock and any such person beneficially owning Voting Stock representing two percent (2%) or less of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock shall not be deemed a Five Percent Holder or otherwise be entitled to exercise any rights of a Five Percent Holder.

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                      (ix) The term "Related Party" means, in connection with
         any Related Party Transaction, any person who at any time during the eighteen (18) month period preceding such Related Party Transaction constituted a Significant Holder.

                      (x) The term "entire Board of Directors" as used in this Article Twelfth and in this Restated Certificate of Incorporation, generally, means the total number of directors of the Corporation then holding office and entitled to vote.

                  (d) The Board of Directors shall for purposes of this Article Twelfth be entitled to rely on information contained in the most recent disclosures filed publicly under the Act as to (i) whether a person is a Significant Holder, (ii) the number of shares of Capital Stock or other securities beneficially owned by any person, and (iii) whether a person is a Controlled or Controlling Affiliate of another. Any such decision made in good faith on such basis shall be conclusive. Any persons deemed Significant Holders or Five Percent Holders solely by virtue of being a member of a group or having a relationship with other persons, which membership or relationship is described in disclosures filed publicly under the Act, shall at the request of the Corporation, select one designee to act on their behalf with respect to any rights or obligations hereunder.



         IN WITNESS WHEREOF, the corporation has caused this Restated Certificate of Incorporation to be signed by Larry Enterline, its Chief Executive Officer, this ____ day of _____________, 2003.



                                               PERSONNEL GROUP OF AMERICA, INC.



                                               By:
                                                   -----------------------------
                                                   Larry Enterline

                                       12